COURT APPROVES US AIRWAYS' DISCLOSURE STATEMENT

Plan of Reorganization Cleared for Vote by Creditors

Company on Track to Complete Restructuring and
Close on Merger with America West Airlines by Early Fall

ARLINGTON, Va., Aug. 9, 2005 - US Airways Group, Inc. today was given authorization by the U.S. Bankruptcy Court of the Eastern District of Virginia to solicit votes from its creditors in favor of its Plan of Reorganization (POR), one of the final steps necessary for the company to emerge from Chapter 11 and complete its merger with America West Airlines in late September/early October. Judge Stephen S. Mitchell scheduled a hearing on confirmation of the POR for Sept. 15, 2005.

Judge Mitchell approved the company's Disclosure Statement as having sufficient information to begin creditor solicitation, and authorized US Airways to distribute both the POR and Disclosure Statement to its creditors for a confirmation vote.

The company promptly will mail notices of the September plan confirmation hearing for the final approval of its POR to all creditors and parties in interest. The mailing will initiate a process in which qualified claim holders will be allowed to vote on the company's plan. Votes must be received by Sept. 12, 2005.

"Today's decision by the court approving our business plan was critical to our efforts to emerge from Chapter 11 and complete our merger with America West Airlines," said Bruce R. Lakefield, US Airways president and chief executive officer. "This is one of many important steps we have taken to create the financial stability we need to become a stronger competitor in the marketplace."

The disclosure statement and POR stipulate that creditors having allowed claims of $50,000 or less will receive a cash payment of 10 percent of the allowed amount of their claim. Other creditors holding allowed unsecured claims will receive stock in the reorganized company. The value of their recoveries will depend on the value of the shares of stock at emergence, as well as the total amount of allowed claims, including disputed claims that have not yet been determined.

US Airways has received commitments on $565 million in new equity investment and participation by suppliers and business partners that, together with the new equity, are expected to provide the company with approximately $1.5 billion in liquidity. The new investors are: ACE Aviation Holdings; Eastshore Aviation; Par Investment Partners; Peninsula Investment Partners; a group of investors for which Wellington Management Company serves as an investment advisor; and a group of investors for which Tudor Investment Corp., serves as an investment advisor.

"I am particularly appreciative of the sacrifices and cooperation of our employees and their commitment to get us to this stage in our restructuring," said Lakefield. "Without their cooperation, we would not have been in a position to attract new equity and merge with America West Airlines."

Lakefield also praised the Air Transportation Stabilization Board and General Electric for working closely with the company throughout this restructuring.

Judge Mitchell laid out a timeline that includes:

     -     Aug. 1, 2005     Record date set so that holders of claims as of this date will receive plan solicitation materials or notices.

     -     Aug. 16, 2005    Proposed date for US Airways to mail solicitation packages and publish notice of confirmation hearing and confirm objections deadline.

     -     Aug. 29, 2005    Deadline for US Airways to file plan exhibits relating to assumption or rejection of contracts and leases.

     -     Sept. 1, 2005     Deadline for creditors to file motions to seek temporary allowance of claims for voting purposes.

     -     Sept. 12, 2005    Deadline for receipt of ballots on the POR and filing objections in the bankruptcy court for confirmation of the POR.

     -     Sept. 15, 2005    POR confirmation hearing.

US Airways and America West will merge to create the first full-service, low-cost nationwide airline, with a pricing structure offering a network of low-fare service to over 200 cities across the U.S., Canada, Mexico, Latin America, the Caribbean and Europe, and amenities that include an extensive frequent flyer program, airport clubs, assigned seating and First Class cabin service. The airlines will operate under the US Airways brand and will be headquartered in Tempe, Ariz.

US Airways Group, Inc. and its domestic subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code on Sept. 12, 2004.

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the company to maintain adequate liquidity; the ability of the company to absorb escalating fuel costs; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate one or more Plans of Reorganization with respect to the Chapter 11 proceedings and to consummate all of the transactions contemplated by one or more such Plans of Reorganization or upon which consummation of such plans may be conditioned; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more Plans of Reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the company's liquidity or results of operations; the ability of the company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the company to fund and execute its business plan during the Chapter 11 proceedings and in the context of a Plan of Reorganization and thereafter; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the continued military activities in Iraq; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the company's reports to the SEC. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any Plan of Reorganization ultimately confirmed, can affect the value of the company's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger transaction, America West Holdings and US Airways Group have filed a Registration Statement on Form S-4 and other documents with the Securities and Exchange Commission (Registration No. 333-126162) containing a preliminary joint proxy statement/prospectus regarding the proposed transaction. The proxy statement/prospectus will be mailed to stockholders of America West Holdings after the registration statement is declared effective by the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's Web site. Free copies of America West Holdings' SEC filings are also available on America West Holdings' Web site at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's Web site at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION
America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.